February 6, 2024 US February 7, 2024 Australia Ron Delia CEO Michael Casamento CFO Fiscal 2024 Half Year Results NYSE: AMCR | ASX: AMC

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” "commit," “estimate,” “potential,” "ambitions," “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Amcor nor any of its respective directors, executive officers, or advisors provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements; the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; challenging current and future global economic conditions, including the Russia-Ukraine conflict and inflation; impact of operating internationally; price fluctuations or shortages in the availability of raw materials, energy, and other inputs; disruptions to production, supply, and commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility; pandemics, epidemics, or other disease outbreaks; an inability to attract and retain our global executive management team and our skilled workforce; costs and liabilities related to environment, health, and safety ("EHS") laws and regulations as well as changes in the global climate; labor disputes and an inability to renew collective bargaining agreements at acceptable terms; risks related to climate change; cybersecurity risks; failures or disruptions in information technology systems; rising interest rates; a significant increase in indebtedness or a downgrade in the credit rating; foreign exchange rate risk; a significant write-down of goodwill and/or other intangible assets; a failure to maintain an effective system of internal control over financial reporting; inability of Amcor's insurance policies to provide adequate protections; challenges to or the loss of intellectual property rights; litigation, including product liability claims or regulatory developments; increasing scrutiny and changing expectations from investors, customers, and governments with respect to Amcor's Environmental, Social and Governance practices and commitments resulting in increased costs; changing government regulations in environmental, health, and safety matters; changes in tax laws or changes in our geographic mix of earnings; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2023 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBITDA and EBITDA (calculated as earnings before interest and tax and depreciation and amortization), adjusted EBIT and EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. Note that while amortization of acquired intangible assets is excluded from non-GAAP adjusted financial measures, the revenue of the acquired entities and all other expenses unless otherwise stated, are reflected in our non-GAAP financial performance earnings measures. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to restructuring plans; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • changes in the fair value of economic hedging instruments on commercial paper and contingent purchase consideration; • significant pension settlements; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combination; • gains or losses on significant property and divestitures and significant property and other impairments, net of insurance recovery; • certain regulatory and legal matters; • impacts from highly inflationary accounting; and • impacts related to the Russia-Ukraine conflict. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to disposed, or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s Board of Directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets, and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety

Guided by our values. Our number one priority


Amcor Values
Integrity
Collaboration
Accountability
Results and Outperformance
Safety

- Industry-leading safety performance
- 17% fewer injuries compared with 1H23
- 70% of sites injury free for >12 months


Recordable-case frequency rate
(per million hours worked)
11.2
4.1
2.0
2.8
1.5
1.3
0.3
2.7
Includes impact of acquired businesses
North America packaging materials manufacturing industry TRIR
2005
2010
2015
2020
2023
1H24
1H24 TRIR

Notes: Recordable Case Frequency Rate (RCFR) expresses injuries per 1,000,000 hours worked. Graph data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015.
Total Recordable Incident Rate (TRIR) expresses injuries per 200,000 hours worked. Amcor's TRIR is equivalent to Amcor's rate under OSHA (Occupational Safety & Health Administration).
Average of North America paper, plastic and rubber packaging materials manufacturing TRIR rate for 2022. Source: US Bureau of Labor Statistics.

3

amcor

Key messages 4 1. Second quarter and year to date earnings modestly ahead of expectations set out in October 2. Proactive actions taken to align cost base with incrementally more challenging volume dynamics 3. Reaffirming FY24 guidance 4. Confident in long term growth and value creation strategy

First half and second quarter financial summary

Increased cost out in response to softer volume dynamics

	Net sales	EBIT	EPS
1H24	-8% vs pcp $6,694m	-6% vs pcp $709m	-10% vs pcp 31.3 cents
2Q24	-10% vs pcp $3,251m	-6% vs pcp $352m	-10% vs pcp 15.7 cents

- Earnings modestly ahead of expectations
  - Demonstrating agility and a strong focus on the controllables
  - >$200 million benefits from cost reductions and productivity improvements in 1H. >$130 million in 2Q
- Adjusted free cash flow ahead of last year by >$100 million

~$390 million cash returns to shareholders
Share repurchases and increased quarterly dividend

Notes: EBIT and EPS presented on an adjusted basis and growth rates for these and Net sales exclude the impact of currency and items impacting comparability. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. RoAFE reflects Adjusted EBIT (Last twelve months) / Average funds employed (four quarter average). Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Definition 'pcp' is 'prior comparator period'.

5

amcor

Flexibles segment

Benefits from price/mix and strong cost performance partly offset soft volumes

	1H23	1H24	Comparable constant currency Δ
Net sales ($m)	5,591	5,049	-8%
Adjusted EBIT ($m)	706	634	-5%
Adjusted EBIT margin	12.6%	12.6%	


l'Ortolan
BIO

Customer transition to AmFiber™ Matrix breathable wrap


GOOD

AmPrima™ Plus new business win

First half highlights

- Net sales reduction mainly reflects 9% lower volumes
- Overall volumes impacted by continued soft demand and destocking
  - Significant destocking in the global healthcare segment continued, as expected
  - Volumes lower across North America and Europe. Growth in China, Thailand, India and Brazil
- Adjusted EBIT 5% lower than last year reflecting lower volumes partly offset by favorable operating cost performance and price/mix benefits.
- 2Q24 Net Sales and Adjusted EBIT impacted by continued weak demand and accelerated destocking, partly offset by cost reduction benefits

6

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for 1H24 Net sales excludes an unfavorable 1% impact from the pass through of lower raw material costs, a 2% favorable currency impact and a 3% unfavorable impact from items affecting comparability (disposed and ceased operations).

amcor

Rigid Packaging segment

Soft volumes in key markets partly offset by benefits from cost actions

	1H23	1H24	Comparable constant currency Δ
Net sales ($m)	1,763	1,645	-8%
Adjusted EBIT ($m)	123	113	-9%
Adjusted EBIT margin	7.0%	6.9%	


Ocean Spray
Cranberry

10% lighter weight hot fill PET container


KRAKEN

100% recycled PET

First half highlights

- Net sales reduction mainly reflects 9% lower volumes
  - North America Beverage volumes impacted by continued consumer and customer demand weakness and destocking
  - Latin America volumes up MSD%. New business wins in Brazil, Peru and Colombia partly offset by lower demand in Mexico
- Adjusted EBIT 9% lower than last year reflects lower volumes partly offset by price/mix benefits and favorable cost performance
- 2Q24 Net Sales and Adjusted EBIT impacted by incremental consumer and customer demand weakness in key beverage categories and significant destocking. Partly offset by favorable price/mix and cost reduction benefits.

7

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for 1H24 Net sales excludes a 1% favorable currency impact. MSD is 'Mid-Single Digit'.

amcor

Cash flow and balance sheet 8 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. (1) Adjusted Free Cash Flow excludes Russia-Ukraine conflict impacts because these cash flows are not considered to be representative of ongoing operations. (2) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA. Cash flow ($ million) 1H23 1H24 Adjusted EBITDA 994 913 Interest and tax payments, net (203) (265) Capital expenditure (250) (245) Movement in working capital (610) (400) Other 8 49 Adjusted Free Cash Flow(1) (61) 52 Balance sheet(2) December 2023 Net debt ($ million) 6,639 Leverage: Net debt / LTM EBITDA (x) 3.4 First half highlights • Adjusted Free Cash Flow >$100 million ahead of last year and in line with expectations • Improving working capital performance reflects benefits from inventory reduction initiatives • Leverage in line with expectations • Leverage expected to decrease to approximately 3.0 times in 4Q24 • ~$390 million cash returns to shareholders On track to deliver full year free cash flow guidance Investment grade balance sheet

Fiscal 2024 guidance reaffirmed



Adjusted EPS Guidance
73.3
cps
+/- LSD%
~2%
(~6%)
(~3%)
up to
~2%
67-71
cps
Comparable constant currency
range down LSD-MSD%
FY23
Adjusted EPS
Organic
growth
Share
repurchases
Interest & tax
expense
Russia
divestment
FX
FY24
Adjusted EPS

- FY24 Adjusted EPS assumptions include:
  - 3Q24 Adjusted EPS down MSD, and 4Q24 Adjusted EPS up MSD compared with the prior year in comparable constant currency terms
  - Estimated net interest expense of $315 to $330 million (pre-tax)
  - Impact related to the sale of three plants in Russia in December 2022 in 1H24 only
  - Current foreign exchange rates prevail for the balance of fiscal 2024
- Adjusted Free Cash Flow of approximately $850 to $950 million
- ~$70 million of share repurchases, related to program announced in fiscal 2023

Amcor's guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Reconciliations of the fiscal 2024 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2024 have not been completed.

Notes: LSD is 'Low-Single Digit'. MSD is 'Mid-Single Digit'.

9

amcor

• No further headwind from sale of Russian business • Reduced interest headwind • Benefits from structural cost initiatives of ~$35 million • Benefits from ongoing operating and overhead cost reduction • Cycling favorable prior year volume comparatives Improving earnings trajectory through 2H24 10 Volumes expected to improve through 2H24. Visibility to several factors that set the business up to build momentum in the second half Notes: MSD is ‘Mid-Single Digit’. Adjusted EPS growth at MSD rates expected in 4Q24 Comparable constant currency basis

Multiple drivers of organic growth

Priority Categories

>$4 bn sales in higher growth, higher value categories:



Healthcare
Protein
Hot-fill beverage



Premium Coffee
Pet food

Historic MSD volume growth drives mix improvement and margin expansion

Emerging Markets

>$3 bn Emerging Markets sales across 25 countries:



Historic MSD volume growth across Emerging Markets portfolio

Innovation

Driving value through differentiated packaging:



~$100m invested every year in our industry leading R&D capabilities

More sustainable packaging

To preserve food and healthcare products, protect consumers and promote brands

Notes: MSD is 'Mid-Single Digit'.

11

amcor

Key messages 12 1. Second quarter and year to date earnings modestly ahead of expectations set out in October 2. Proactive actions taken to align cost base with incrementally more challenging volume dynamics 3. Reaffirming FY24 guidance 4. Confident in long term growth and value creation strategy

Appendix slides Supplementary schedules and reconciliations

FX translation impact 14 EUR 20-30% Other currencies(2) 20-30% USD 45-55% EUR:USD Euro stronger vs USD, Average USD to EUR rate 1H24 0.9244 vs 1H23 0.9870 USD million impact on 1H24 Adjusted Net income 6% 7 Other currencies(2):USD Other currencies weighted average vs USD stronger for 1H24 vs 1H23 average rates USD million impact on 1H24 Adjusted Net income 2% 3 (1) Approximate ranges based on adjusted Net income by currency. (2) Includes all currencies other than USD and EUR Total currency impact $ million Adjusted EBIT 12 Adjusted Net income 10 Combined Net income currency exposures(1) 1H24 currency impact

Reconciliations of non-GAAP financial measures 15

Reconciliations of non-GAAP financial measures 16

Reconciliations of non-GAAP financial measures 17

Reconciliations of non-GAAP financial measures 18